SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  December 3, 2003
                                                        ------------------

                            PACIFIC INTERMEDIA, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)



          Colorado                    333-74846                 84-1480636
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
       Incorporation)                                     Identification Number)



65 Enterprise Road, Suite 420, Aliso Viejo, CA                    92656
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  (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:           (949) 330-6540
                                                          ----------------------


3354 South Flower Street, Suite 61, Lakewood, CO                    80227
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(Former Name or Former Address, If Changed Since Last Report)     (Zip Code)





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Item 5.  Other Events
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Effective December 3, 2003, Pacific  Intermedia,  Inc. ("PFII") changed its name to Raptor Networks Technology, Inc. (the "Company"). The Company's common stock commenced trading under the new symbol "RPTN" OTC - Bulletin Board at the opening of trading on Wednesday, December 3, 2003.


Item 7.  Financial Statements and Exhibits.
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Exhibit No.         Description
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   3.1              Amendment to the Articles of Incorporation filed on November
                    21, 2003.









        [Rest of Page Intentionally Blank. Signature on Following Page.]



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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PACIFIC INTERMEDIA, INC.



Date:   December 9, 2003                   By:   /s/ Lyle Pearson
                                              ----------------------------------
                                              Lyle Pearson
                                              President and Chief
                                              Executive Officer